Exhibit 23.2






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

         We consent to the use in this Registration Statement on Form SB-2 of our report dated June 4, 2004, relating to the financial statements of Premier Exhibitions, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                              s/ Kempisty & Company, CPAs, P.C.
                                                 ------------------------------
                                                 Kempisty & Company, CPAs, P.C.
                                                 New York, New York


Dated: February 14, 2005